UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Item 1.01	Entry Into Material Definitive Agreement

J.J. Astor Forbearance Agreement

On March 17, 2025, Company issued a junior secured convertible promissory note (the “Initial Note”) to J.J. Astor & Co. (the “Lender”), in the principal amount of $6,625,000 (the “Principal Amount”), in relation to a Loan and Security Agreement by and between the Company, its subsidiaries, and the Lender (the “Loan Agreement”). The Company received $5,000,000, before fees. The Company received the funds on March 18, 2025. In relation to the Loan Agreement, the Company also entered into a Registration Rights Agreement with the Lender (the “RRA”), under which the Company was obligated to file a resale registration statement with the SEC registering any shares of its common stock issuable under the Note no later than sixty (60) days after closing. The information regarding this transaction was filed in a Current Report on Form 8-K filed with the Commission on March 21, 2025. As previously reported, on July 9, 2025, the Company entered into a Forbearance and Amendment to Loan Agreement and Note, which amended the terms of the Loan Agreement, Initial Note and RRA (the “First Forbearance Agreement”). Under the terms of the First Forbearance Agreement, the Lender agreed to loan us additional funds under a Second Junior Secured Promissory Note (the “Second Note”) and agreed to forbear any default under the Initial Note in exchange for certain consideration. The information regarding this transaction was filed in a Current Report on Form 8-K filed with the Commission on July 21, 2025.

On October 8, 2025, the Company entered into a Second Forbearance and Amendment to Loan Agreement and Notes, which amended the terms of the Loan Agreement, Initial Note, the RRA, the Second Note and the First Forbearance Agreement (the “Second Forbearance Agreement”). Under the terms of the Second Forbearance Agreement: (i) the Lender agreed to loan us an additional amount up to $2,450,000, (ii) the Outstanding Principal Amount of the Initial Note was $2,259,319.89 and the Outstanding Principal Balance on the Second Note was $5,685,805.13 on the Forbearance Agreement Effective Date, (iii) the Lender provided notice of default to the Company under the Second Note, thereby accelerating all amounts due thereunder, (iv) the Lender agreed the Company was not in default of the Initial Note, Second Note or other Transaction Documents effective September 30, 2025 and to forbear declaring an Event of Default going forward and accelerating all amounts due under the Initial Note and the Second Note, subject to the Company complying with the terms of the Second Forbearance Agreement, (v) all amounts due under the Initial Note and the Second Note, with any accrued interest, will be due on or before November 30, 2025, (vi) interest under the Initial Note and Second Note will continue at the default interest rate of 19%, (vii) the conversion terms under the Initial Note and Second Note will remain on the Default Conversion Price under those instruments, and (viii) the Lender agreed to a standstill period until November 30, 2025, during which time the Lender will not declare an event of default or accelerate any payment obligations under the Initial Note or the Second Note, so long as the Company (a) pays interest at the Default Interest Rate on the Initial Note and the Second Note, (b) issues the Third Note to the Lender, and (c) pays in full all past due payments on the Initial Note and the Second Note on or before November 30, 2025. In connection with the Second Forbearance Agreement the Lender agreed to loan the Company up to an additional $2,450,000. On October 9, 2025, the Company and Lender entered into an Additional Junior Secured Convertible Note (the “Third Note”), under which the Company agreed to issue the Lender the Third Note in the principal amount of $1,620,000, with the Company receiving proceeds of $1,152,000 before subtracting $53,000 for legal fees and origination fees. The Company received the first funds from the Third Note on October 9, 2025 with the remainder received on October 10, 2025. As additional consideration for the Second Forbearance Agreement and the Third Note, the Company agreed to issue the Lender 286,000 shares of its common stock for $286 (the “Commitment Shares”). The information regarding this transaction was filed in a Current Report on Form 8-K filed with the Commission on October 14, 2025.

The Initial Note was satisfied in full on November 20, 2025 and the Third Note was satisfied in full on or about October 27, 2025, which left only the Second Note outstanding. As previously reported, on February 5, 2026, the Company and the Lender entered into a fourth Forbearance, Note Payment and Registration Rights Amendment Agreement (the “Fourth Forbearance Agreement”), pursuant to which (a) the parties agreed that $5,995,722.21 was then outstanding, due and payable under the Second Note and (b) the Maturity Date of the Second Note was extended to as late as January 1, 2027, and (c) the Company agreed to pay the outstanding balance of the Second Note in the following installments, with payments, payable, at the option of the Company, either in cash or under certain conditions in Conversion Shares issued at the Default Conversion Price that are immediately salable by the Lender under Rule 144, as follows: (i) $50,000 per week commencing Monday, April 6, 2026, (ii) $100,000 per week commencing Monday, July 6, 2026, (iii) $150,000 per week commencing Monday, October 5, 2026, and (iv) $250,000 per week commencing Monday, December 7, 2026, with the outstanding balance to be paid in full by January 1, 2027 (the “Amended Repayment Terms”). The information regarding this transaction was filed in a Current Report on Form 8-K filed with the Commission on February 5, 2026.

As previously reported, on February 27, 2026, the Company and the Lender entered into a Third Amendment to Loan Agreement Fourth Forbearance Agreement and Registration Rights Agreement (the “Loan Agreement Amendment No. 3”) and $993,750 Original Principal Amount Junior Secured Promissory Note (the “Fourth Note”). Under the terms of the Fourth Note the Lender agreed to loan us an additional $750,000, which matures on April 6, 2026. In the event we default on the Fourth Note, the note begins accruing interest at 19% per annum, the principal amount due under the note is increased to 110% of the principal amount owed at the time of default, and the amounts due under the note become convertible with the Lender allowed to convert 200% of the amount due under the note at a conversion price equal to an 80% discount to the lesser of (a) the closing price of the Company’s common stock on (x) the Funding Date of the Initial Note and (y) the Funding Date of the Second Note (whichever closing price is lower), or (b) 20% of the closing price of the Company Common Stock on such applicable Funding Date. Under the terms of the Loan Agreement Amendment No. 3, the Lender and Company agreed the date by which the Company has to relist on Nasdaq under the Fourth Forbearance Agreement was extended to April 6, 2026, and the Second Note default terms were amended in certain respects to the default terms in the Fourth Note. The Company received the funds from the Fourth Note on February 27, 2026, minus $40,000 for legal and transaction fees. The Company and the Lender also entered into a Subsidiary Guarantee, under which the Company’s subsidiaries are guaranteeing the amounts due under the Fourth Note (the “Subsidiary Guarantee”) and a Pledge and Security Agreement, under which the Company and its subsidiaries secured the repayment of the amounts due under the Second Note and the Fourth Note with their assets as collateral (the “Pledge and Security Agreement”). Additionally, the Company conveyed certain real property and improvements it owns in Blaine County, Oklahoma to the Lender to secure the repayment of the Fourth Note. In the event the Fourth Note is paid in full by the maturity date, the Oklahoma property will be reconveyed to the Company.

On May 6, 2026, the Company entered into a Forbearance and Note Payment Amendment Agreement (“May 2026 Forbearance Agreement”), under which the Lender agreed to forbear their rights under the Loan Agreement, as amended, if the Company agrees and complies with the following terms: (i) the Company acknowledges that $6,815,805.71 adjusted outstanding balance is due and payable as of the Effective Date of the May 2026 Forbearance Agreement under the Second Note and $1,111,151.74 is outstanding, due and payable as of the Effective Date of this May 2026 Forbearance Agreement under the Fourth Note, (ii) the Company will pay Lender One Million Five Hundred Thousand Dollars ($1,500,000) upon the closing of the first funding of that certain financing transaction being conducted for the Company by RBW Capital Partners LLC, a division of Dawson James Securities, Inc. (the “RBW Financing”), to occur on or before May 7, 2026, to be applied to the outstanding balance of the Second Note, (iii) the Company will pay Lender Two Million Five Hundred Thousand Dollars ($2,500,000) upon the second closing of the RBW Financing, to be applied to the outstanding balance of the Second Note, to occur upon the effectiveness of an S-1 Registration Statement, to be filed on or before May 13, 2026 and be effective on or before July 15, 2026, (iv) the remaining balance of the Second Note upon the earlier to occur of (a) closing of the transaction by and between the Company and Olenox Industries, Inc. that is the subject of a Term Sheet dated January 27, 2026 (the “Olenox Transaction”) or (b) receipt by the Company of any proceeds from an Advance under the Standby Equity Purchase Agreement (the SEPA”) that is a component of the RBW Financing, with the first Advance to be on or before August 15, 2026, in which fifty percent (50%) of the net proceeds of each Advance shall be paid directly to the Lender until the Second Note is paid in full; and (v) the outstanding balance of the Fourth Note upon the earlier to occur of (a) closing of the Olenox Transaction, (b) fifty percent (50%) of the net proceeds from an Advance under the SEPA that is a component of the RBW Financing, with the first Advance to occur on or before August 15, 2026 and so long as the Second Note has been repaid in full, on or before November 5, 2026.

This summary is not a complete description of all of the terms of the May 2026 Forbearance Agreement, and is qualified in its entirety by reference to the full text of the May 2026 Forbearance Agreement, a form of which is filed as Exhibit 10.1 hereto, which is incorporated by reference into this Item 1.01.

Cedarview Forbearance Agreement

On May 6, 2026, the Company entered into a Forbearance Agreement (the “Cedarview Forbearance Agreement”) with Cedarview Opportunities Master Fund, LP (the “Investor”), under which the Investor agreed to forbear its rights under that certain Loan and Security Agreement (the “Cedarview Agreement”), dated February 5, 2024, the senior secured note to the Investor in an aggregate principal amount of $3,000,000 (the “Initial Note”), that certain Loan and Security Agreement, dated October 31, 2024, and a senior secured note to the Investor in an aggregate principal amount of $3,670,160.77 (the “Investor Second Note”, together with the Initial Note, the “Investor Notes”), as those documents have previously been amended, and the Investor agreed to extend the maturity date of the Initial Note and the Second Note to October 31, 2026, so long as the Company (i) make certain prepayments under the Existing Notes from the RBW SEPA or other financings, (ii) pays the Investor $250,000 from the second tranche of the RBW Financing, as a mandatory required prepayment of the Existing Notes, (iii) that if the Company closes the contemplated Olenox Transaction, by no later than the second (2nd) Business Day after such closing, the Company will pledge 2,000,000 shares of Olenox common stock the Company receives in the Olenox Transaction as additional collateral securing the Company’s payment obligations under the Existing Notes, in form and substance satisfactory to the Investor, in its sole discretion, and (iv) the Company issues the Investor 275,000 shares of its common stock, restricted in accordance with Rule 144 (the “Investor Shares”).

This summary is not a complete description of all of the terms of the Cedarview Forbearance Agreement, and is qualified in its entirety by reference to the full text of the Cedarview Forbearance Agreement, a form of which is filed as Exhibit 10.2 hereto, which is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

As disclosed in Item 1.01, on May 6, 2026, the Company entered into the Cedarview Forbearance Agreement and on May 11, 2026 the Company issued the Investor Shares, which securities contain a standard Rule 144 restrictive legend. The issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

On May 12, 2026, the Company issued 393,547 shares of its common stock to James Ballengee, the Company’s Chief Executive Officer and a member of the Board of Directors, for dividends owed to him as dividends on the Company’s Series A Preferred Stock for the periods ended January 31, 2026 and April 30, 2026, in accordance with the terms of the Series A Preferred Stock Certificate of Designation. The shares were issued with a standard Rule 144 restrictive legend. The issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is one of our executive officers, an accredited investor and familiar with our operations.

On May 11, 2026, the Company issued 693,492 shares of its common stock to certain holders of its Series A Preferred Stock for the dividends owed to them for the periods ended January 31, 2026 and April 30, 2026, in accordance with the terms of the Series A Preferred Stock Certificate of Designation. The shares were issued with a standard Rule 144 restrictive legend. The issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holders are existing shareholders and familiar with our operations.

On May 11, 2026, the Company issued 250,000 shares of its common stock to Kimberly Hawley, the Company’s Chief Financial Officer and Secretary as a discretionary bonus for services performed for the Company under the terms of her Employment Agreement. The shares were issued with a standard Rule 144 restrictive legend. The issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is one of our executive officers and familiar with our operations.

On May 7, 2026, the Company issued 142,716 shares of common stock to ClearThink Capital Partners under the terms of a Consulting Agreement. The shares were issued with a standard Rule 144 restrictive legend. The issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Title
10.1	Form of Forbearance and Note Payment Agreement with J.J. Astor & Co. dated May 6, 2026
10.2	Form of Forbearance Agreement with Cedarview Opportunities Master Fund LP
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: May 12, 2026	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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